STRATEGIC GLOBAL INCOME FUND, INC.                           SEMIANNUAL REPORT


                                                         July 15, 2001

Dear Shareholder,

     We present you with the semiannual report for Strategic Global Income Fund, Inc. for the six months ended May 31, 2001.


MARKET REVIEW

(sidebar)

   We are pleased to announce that Mitchell Hutchins Asset Management Inc. changed its name to Brinson Advisors, Inc. on May 1, 2001. Brinson Advisors is a member of UBS Asset Management, a global financial leader with more than $360 billion in assets under management.

   Brinson Advisors delivers the investment capabilities of UBS Asset Management. Our objective is to offer long-term, value-added investment expertise and superior client service. We bring together all of the elements of investment solutions for our clients:

   [] A global perspective on markets and economies

   (continued on page 3)

(/sidebar)

           Developed bond markets, as measured by the Salomon Smith Barney World Government Bond Index (WGBI), declined 0.23% on an unhedged currency basis over the six-month period ended May 31, 2001. In contrast, the Index rose 3.63% on a currency-hedged basis over the period. We attribute the difference in results largely to the impact of a weaker yen on the unhedged Index. For the same period, emerging market debt--as measured by the J.P. Morgan Emerging Market Bond Index-Global (EMBI-G)--rose 8.83%.

           Over the six-month period, U.S. Treasury yields fell but only in the shorter maturity range. Yields in European long government bonds sold off while short-rates fell creating a steeper yield curve. Japanese government bond (JGB) yields fell across the curve as the Bank of Japan announced a monetary easing program in March. JGBs proved the best performing developed bond market, but currency losses would have erased bond gains there unless the positions were currency hedged.

           No foreign economy seems able to replace the United States as an engine of world growth. The last several months' macroeconomic reports from Europe clearly indicate that their economies are on a downward trajectory. The vulnerability of the euro has apparently kept the European Central Bank from more aggressive easing. In Japan, Prime Minister Koizumi's banking reform is having a contractionary influence on the economy in the near term. The latest economic reports continue to indicate downward momentum in all sectors of the economy.

STRATEGIC GLOBAL INCOME FUND, INC.                           SEMIANNUAL REPORT


PORTFOLIO REVIEW


(sidebar)

             STRATEGIC GLOBAL INCOME
             FUND, INC.

             Investment Goals:
             Primarily, high current income; secondarily, capital appreciation

             Portfolio Manager:
             Stuart Waugh
             Brinson Advisors, Inc.

             Commencement:
             February 3, 1992

             NYSE Symbol:
             SGL

             Dividend Payments:
             Monthly

(/sidebar)

           During the six-month period ended May 31, 2001, the Fund outperformed its peer group with market price returns 5.07% over the Lipper Median. Based on net asset value returns, the Fund outperformed its Lipper peer group by 0.84%. During the period, we maintained moderately conservative settings for duration, credit exposure and currency risk. Specifically, we kept duration roughly around
4.8 years, limited noninvestment grade emerging market debt exposure to about one-half of the 35% allowed by the Fund's prospectus. In an effort to reduce our currency risk, we underweighted the euro relative to the WGBI. Our exposure to the U.K. sterling, Australian and Canadian dollar were approximately neutral to the WGBI. The Fund had no exposure to yen over the period of its depreciation from March 2001.

           The Treasury curve is now historically steep beyond two years; we have not seen a steeper curve since the 1991-92 recession. While the curve may continue steeper in the short term because of an unwinding of unrealistic assumptions about future issuance, we believe moves above 6.20% in the long bond-end represent excellent value. Real yields are still attractive and we have almost 10% of the Fund's holdings in Treasury Inflation-Protection Securities
(TIPS).

           European government curves offer the same attractive risk-return profile as Treasurys. We will most likely continue to avoid Japanese government bonds due to their low yields and prospective heavy issuance.

           The market appears to have recognized the growing prospect of Argentine debt restructuring. Such an event would have a negative impact on the valuations of other emerging market debt. The Fund's exposure to noninvestment grade emerging market debt is oriented to credits where we believe fundamentals will not ultimately deteriorate in the event of a worst case scenario in Argentina. A resolution of the Argentine credit problems could have a large positive impact on the sector's valuations; as a consequence, we hesitate to lower the Fund's exposure to noninvestment grade emerging market debt much beyond current levels.

           The present global macroeconomic settings mean the world's central banks are likely to remain in an easing mode for an extended period. Because government yield curves are steeper than average in most developed bond markets, the general interest rate environment for bonds in developed markets is favorable.

STRATEGIC GLOBAL INCOME FUND, INC.                           SEMIANNUAL REPORT


AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 5/31/01

(sidebar)

(continued)

[] An all-encompassing philosophy for valuing markets, currencies and securities around the world based on price/value discrepancies derived from fundamental research

[] Innovative thought leadership and investment ideas

[] A dedication to providing personal client service and personalized business solutions.

This change will not impact the management of your fund.

(/sidebar)

Net Asset Value Returns+       Fund     Lipper Median*
------------------------------------------------------
6 Months                       4.89%        4.05%
1 Year                         8.37         7.14
5 Years                        6.50         3.87
Inception o                    7.05         5.85
------------------------------------------------------


Market Price Returns+          Fund     Lipper Median*
------------------------------------------------------
6 Months                      15.77%       10.70%
1 Year                        27.51        18.00
5 Years                       10.28         6.50
Inception o                    7.47         5.02
------------------------------------------------------

 + Past performance is no guarantee of future results. The Fund's share price and investment return will vary so that an investor's shares may be worth more or less than their original cost. NAV and market price returns for periods of one year or less are cumulative. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. Market price return assumes dividends were reinvested under the Dividend Reinvestment Plan. Returns do not reflect any commissions and are not representative of the performance of an individual investment.
 * Lipper Global Income Funds Median. Lipper Peer Group data calculated by Lipper, Inc.; used with permission. Lipper total return methodology compares a fund's NAV (or market price in the case of market price returns) at the beginning and end of a period, with the result being expressed as a percent change of the beginning net asset value (or market price). The net asset value (or market price) is adjusted to reflect the compounding effect of reinvesting income dividends as well as capital gains distributions, if any. Distributions are reinvested on the ex-dividend date at the ex-dividend NAV (or market price on the pay date). Lipper total returns do not reflect any commissions. The Lipper Median is the return of the fund that places in the middle of the peer group.
 o Inception for the Fund is February 3, 1992. Inception returns for the Lipper Median are shown as of nearest month end: January 31, 1992.

Share Price, Dividend and Yield      5/31/01+
----------------------------------------------
 Market Price                         $11.10
 Net Asset Value                      $11.89
 12-Month Dividend                   $1.2235
 May 2001 Dividend                   $0.1011
 Market Yield                         10.93%
 NAV Yield                            10.20%
 IPO Yield                             8.09%
----------------------------------------------


 + Market yield is calculated by multiplying the May distribution by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the May distribution by 12 and dividing by the month-end net asset value. IPO yield is calculated by multiplying the May distribution by 12 and dividing by the initial public offering price. Prices and yields will vary. Yields reflect the Fund's managed distribution policy. Information regarding that policy may be found in the section captioned "Distribution Policy" at the back of the report.

STRATEGIC GLOBAL INCOME FUND, INC.                           SEMIANNUAL REPORT

PORTFOLIO CHARACTERISTICS


Asset Allocation*                          5/31/01                                              11/30/00
--------------------------------------------------------------------------------------------------------
Investment Grade Debt                       78.2%      Investment Grade Debt                      77.4%
Noninvestment Grade Debt                    15.7       Noninvestment Grade Debt                   16.1
Cash & Equivalents                           4.4       Cash & Equivalents                         11.7
Other Assets in Excess of Liabilities        1.7       Liabilities in Excess of Other Assets      -5.2
--------------------------------------------------------------------------------------------------------
Total                                      100.0%      Total                                     100.0%

Currency Exposure*      5/31/01     11/30/00
--------------------------------------------
U.S. Dollar              65.2%       65.2%
Foreign Currency         34.8        34.8
--------------------------------------------
Total                   100.0%      100.0%


Characteristics*                 5/31/01         11/30/00
---------------------------------------------------------
Weighted Average Maturity       10.5 yrs         10.5 yrs
Weighted Average Duration        4.7 yrs          4.1 yrs
Net Assets (mm)                  $ 217.2          $ 219.7
---------------------------------------------------------

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.


OUTLOOK

           Despite monetary easing by central banks in the developed world during the semiannual period, deflationary pressures persist and recession threatens many countries. Commodity prices have fallen back to levels prevailing after the Russian crisis in 1998. Unemployment is headed higher worldwide.

           There are some reasons to expect the U.S. economy may recover somewhat over the next several quarters. Energy prices have stopped rising, the Bush administration's tax rebate will filter through the consumer sector and the Federal Reserve has eased the Fed Funds rate by a total of 2.75% so far this year. Such influence may have contributed to the rebounds recently reported in some of the manufacturing survey numbers.

           Nevertheless, over the longer term, strong economic headwinds will likely limit just how robust and sustainable the recovery may become. Despite low nominal interest rates, household debt service is near a record 14.3% of disposable income. As the savings rate is already negative, it is difficult to see how lower rates will induce consumers to spend more. With housing already at a high level, a further contribution to growth from this sector seems unlikely. In addition, low capacity utilization will constrain any upward trend in manufacturing.

STRATEGIC GLOBAL INCOME FUND, INC.                           SEMIANNUAL REPORT

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the Brinson Funds,(1) please contact your investment professional or visit us at www.ubspainewebber.com.



Sincerely,



/s/ Brian M. Storms                          /s/ Stuart Waugh
--------------------                         ---------------------

BRIAN M. STORMS                              STUART WAUGH
President and Chief Executive Officer        Executive Director
Brinson Advisors, Inc.                       Brinson Advisors, Inc.
                                             Portfolio Manager
                                             Strategic Global Income Fund, Inc.

















This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended May 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment professional regarding your personal investment program.



1 Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS                              MAY 31, 2001 (UNAUDITED)

            PRINCIPAL
             AMOUNT                                                  MATURITY         INTEREST
             (000)*                                                    DATES            RATES                 VALUE
           -----------                                             ------------      ----------              -------
LONG-TERM DEBT SECURITIES-85.47%
AUSTRALIA-1.64%
US$ 3,533  National Australia Bank ........................         05/19/10           4.665%+            $  3,552,251
                                                                                                          ------------
BRAZIL-1.51%
US$ 4,500  Federal Republic of Brazil .....................         05/15/27          10.125                 3,269,250
                                                                                                          ------------
BULGARIA-1.80%
US$ 5,000  Republic of Bulgaria, FLIRB ....................         07/28/12           3.000#                3,915,500
                                                                                                          ------------
DENMARK-4.23%
   81,000  Kindgom of Denmark .............................   11/15/03 to 08/15/05     5.000                 9,180,785
                                                                                                          ------------
FRANCE-2.42%
    6,315  Republic of France .............................   07/12/05 to 04/25/29   5.000 to 5.500          5,243,768
                                                                                                          ------------
GERMANY-5.64%
US$ 4,700  Deutsch Ausgleich Bank .........................         06/23/05           7.000                 4,911,627
    9,250  Federal Republic of Germany ....................   02/17/04 to 07/04/09   3.250 to 4.000          7,345,184
                                                                                                          ------------
                                                                                                            12,256,811
                                                                                                          ------------
HUNGARY-1.99%
1,290,000  Government of Hungary ..........................   06/24/02 to 06/12/03   9.000 to 14.000         4,329,428
                                                                                                          ------------
ITALY-3.49%
    8,252  Republic of Italy ..............................   04/01/04 to 11/01/27   6.500 to 8.500          7,584,718
                                                                                                          ------------
MALAYSIA-1.00%
US$ 2,516  Petroliam Nasional Berhad (1) ..................         10/15/26           7.625                 2,161,586
                                                                                                          ------------
MEXICO-6.28%
US$ 2,500  Mexican Multi-Year Refinance Loan Participation
             (Salomon Brothers Holding Company Inc.) (2)(3)         03/20/05           7.000+                2,375,000
US$ 2,503  PEMEX Finance Ltd. .............................         11/15/03           6.125                 2,473,719
US$ 3,000  United Mexican States ..........................         05/15/26          11.500                 3,732,000
US$ 2,387  United Mexican States, DISC ....................         12/31/19           5.063+                2,354,179
US$ 3,000  United Mexican States, PAR .....................         12/31/19           6.250                 2,688,750
                                                                                                          ------------
                                                                                                            13,623,648
                                                                                                          ------------
MOROCCO-1.71%
US$ 4,059  Kingdom of Morocco Loan Participation, Tranche A
             (Chase Manhattan) (2)(3)......................         01/05/09           5.094+                3,708,562
                                                                                                          ------------
NETHERLANDS-2.71%
    7,217  Government of Netherlands ......................         01/15/28           5.500                 5,891,280
                                                                                                          ------------
POLAND-3.64%
   34,541  Republic of Poland .............................   06/12/02 to 10/12/05  8.500 to 12.000          7,910,594
                                                                                                          ------------
QATAR-2.42%
US$ 4,746  State of Qatar (1) .............................         06/15/30           9.750                 5,261,138
                                                                                                          ------------

STRATEGIC GLOBAL INCOME FUND, INC.


   PRINCIPAL
    AMOUNT                                                           MATURITY         INTEREST
    (000)*                                                             DATES           RATES                VALUE
  -----------                                                      -----------       ----------            ---------
LONG-TERM DEBT SECURITIES-(concluded)
RUSSIA-3.42%
US$ 3,323  Russian Federation (1) ............................       03/31/10          8.250%            $  2,414,479
US$11,456  Russian Federation (1) ............................       03/31/30          5.000#               5,007,620
                                                                                                         ------------
                                                                                                            7,422,099
                                                                                                         ------------
SPAIN-1.74%
    4,455  Government of Spain ...............................       07/30/05          4.950                3,782,063
                                                                                                         ------------
TRINIDAD & TOBAGO-2.24%
US$ 2,250  Republic of Trinidad & Tobago (1) .................       10/01/09          9.875                2,463,750
US$ 2,250  Republic of Trinidad & Tobago (3) .................       07/01/20          9.750                2,407,500
                                                                                                         ------------
                                                                                                            4,871,250
                                                                                                         ------------
TUNISIA-1.30%
US$ 3,095  Banque Centrale de Tunisie ........................       09/19/27          8.250                2,816,450
                                                                                                         ------------
UNITED KINGDOM-5.42%
    8,015  United Kingdom Gilt ............................... 06/10/03 to 12/07/03   6.500 to 8.000       11,772,276
                                                                                                         ------------
UNITED STATES-28.79%
    4,500  Abbey National Capital Trust ......................       06/30/30^         8.963+               5,066,739
   11,850  Federal National Mortgage Association ............. 08/15/02 to 02/15/06   5.500 to 6.750       12,029,151
    2,735  Fidelity Investment Co. (1) .......................       06/15/29          7.570                2,833,020
    6,000  Ford Motor Credit Corp. ...........................       09/10/02          6.550                6,119,880
    6,000  General Motors Acceptance Corp. ...................       11/10/03          5.750                6,057,888
    3,329  Morgan Stanley, Dean Witter & Co. .................       06/15/05          7.750                3,547,106
   19,146  U.S. Treasury Inflation Index Notes ............... 07/15/02 to 04/15/29   3.625 to 3.875       19,929,709
    6,775  U.S. Treasury Notes ...............................       11/15/27          6.125                6,948,711
                                                                                                         ------------
                                                                                                           62,532,204
                                                                                                         ------------
VENEZUELA-2.08%
US$ 3,340  Republic of Venezuela .............................       09/15/27          9.250                2,299,590
US$ 3,000  Republic of Venezuela, PAR (4) ....................       03/31/20          6.750                2,220,000
                                                                                                         ------------
                                                                                                            4,519,590
                                                                                                         ------------
Total Long-Term Securities (cost-$193,488,695)................                                            185,605,251
                                                                                                         ------------

    NUMBER
  OF RIGHTS
    (000)
 -----------
RIGHTS-0.04%
MEXICO-0.04%
    6,672     United Mexican States Value Recovery Rights
                Series A, Expiration Date 06/30/03(5) (cost-$0)........................................        92,073
                                                                                                         ------------

STRATEGIC GLOBAL INCOME FUND, INC.


   PRINCIPAL
    AMOUNT                                                                   MATURITY       INTEREST
    (000)*                                                                     DATES          RATES            VALUE
-------------                                                               ----------     ----------         -------
SHORT-TERM DEBT SECURITIES-12.22%
AUSTRALIA-2.36%
   10,175  Government of Australia, Treasury Bills ......................    07/23/01         4.660%@      $  5,125,520
                                                                                                           ------------
CANADA-2.38%
    7,935  Government of Canada .........................................    09/01/01         7.000           5,160,329
                                                                                                           ------------
NETHERLANDS-1.03%
    2,610  Government of Netherlands ....................................    09/15/01         8.750           2,230,349
                                                                                                           ------------
UNITED STATES-6.45%
    5,700  Clorox Corp. .................................................    07/15/01         8.800           5,718,491
    8,300  Federal Home Loan Bank, Discount Notes .......................    06/06/01         3.910@          8,295,493
                                                                                                           ------------
                                                                                                             14,013,984
                                                                                                           ------------
Total Short-Term Securities (cost-$28,272,388)...........................                                    26,530,182
                                                                                                           ------------

REPURCHASE AGREEMENT-0.61%
    1,334  Repurchase Agreement dated 05/31/01 with SG Cowen Corp., collateralized by $1,044,000 U.S. Treasury Bonds, 12.750% due
            11/15/10 (value-$1,361,115); proceeds: $1,334,149
            (cost-$1,334,000) ...........................................    06/01/01         4.030           1,334,000
                                                                                                           ------------
  Total Investments (cost-$223,095,083)-98.34%...........................                                   213,561,506
  Other assets in excess of liabilities-1.66% ...........................                                     3,608,659
                                                                                                           ------------
  Net Assets-100% .......................................................                                  $217,170,165
                                                                                                           ============

------------
Note: The Portfolio of Investments is listed by the issuer's country of origin.
*     In local currency unless otherwise indicated.
DISC  Discount Bond.
FLIRB Front-loaded Interest Reduction Bond.
PAR   Par Bond.
US$   United States Dollars.
+     Reflects rate at May 31, 2001 on variable coupon rate instruments.
#     Reflects rate at May 31, 2001 on step coupon rate instruments.
^     Maturity date shown is callable date for perpetual rewriting securities.
@     Yield to maturity for discounted securities.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Participation interest was acquired through the financial institution indicated parenthetically.
(3)   Illiquid securities representing 3.91% of net assets.
(4) With an additional 15,000 oil warrants attached expiring on 04/15/20 with no market value.
(5) Rights do not currently accrue income. Quarterly payment, if any, will vary based on several factors including oil exports, prices, and inflation.

STRATEGIC GLOBAL INCOME FUND, INC.


FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                        UNREALIZED
                          CONTRACTS TO                                                 APPRECIATION
                             DELIVER         IN EXCHANGE FOR       MATURITY DATES     (DEPRECIATION)
                         --------------   ---------------------   ----------------    --------------
Euros ................      5,500,000      US$         4,852,815     06/08/01          $  202,004
Euros ................     11,210,656      US$         9,726,029     06/11/01             246,679
U.S. Dollars .........      4,947,360      EUR         5,500,000     06/08/01            (296,549)
U.S. Dollars .........      9,977,484      EUR        11,210,656     06/11/01            (498,134)
                                                                                       ----------
                                                                                       $ (346,000)
                                                                                       ==========

------------
Currency Type Abbreviations:
EUR - Euros
US$ - United States Dollars



INVESTMENTS BY TYPE OF ISSUER

                                              PERCENTAGE OF NET ASSETS
                                              ------------------------
                                               LONG-TERM   SHORT-TERM
                                              ----------- ------------
Government and other public issuers .........    70.23%       9.59%
Financial ...................................    13.14           -
Consumer Products ...........................        -        2.63
Oil/Gas .....................................     2.14           -
Repurchase Agreement ........................        -        0.61
                                                ------       -----
                                                 85.51%      12.83%
                                                ======       =====

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                     MAY 31, 2001(UNAUDITED)


ASSETS
Investments in securities, at value (cost - $223,095,083)..............................    $213,561,506
Cash ..................................................................................           3,026
Cash denominated in foreign currencies, at value (cost - $86,901)......................          85,954
Receivable for investments sold .......................................................       5,955,956
Interest receivable ...................................................................       4,475,532
                                                                                           ------------
Total assets ..........................................................................     224,081,974
                                                                                           ------------
LIABILITIES
Payable for investments purchased .....................................................       6,093,800
Net unrealized depreciation on forward foreign currency contracts .....................         346,000
Payable to investment advisor and administrator .......................................         186,971
Accrued expenses and other liabilities ................................................         285,038
                                                                                           ------------
Total liabilities .....................................................................       6,911,809
                                                                                           ------------
NET ASSETS
Capital stock - $0.001 par value; total authorized shares - 100,000,000; 18,258,828
  shares issued and outstanding .......................................................     232,032,511
Distributions in excess of net investment income ......................................      (3,457,051)
Accumulated net realized loss from investment transactions ............................      (1,477,786)
Net unrealized depreciation of investments, other assets, liabilities and forward
  contracts denominated in foreign currencies .........................................      (9,927,509)
                                                                                           ------------
Net assets ............................................................................    $217,170,165
                                                                                           ============
Net asset value per share .............................................................          $11.89
                                                                                                 ======


                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF OPERATIONS

                                                                                          FOR THE
                                                                                         SIX MONTHS
                                                                                           ENDED
                                                                                        MAY 31, 2001
                                                                                        (UNAUDITED)
                                                                                       --------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $21,938) ............................    $  8,452,074
                                                                                       ------------
EXPENSES:
Investment advisory and administration ............................................       1,112,931
Custody and accounting ............................................................          94,207
Professional fees .................................................................          38,172
Reports and notices to shareholders ...............................................          34,984
Transfer agency and service fees ..................................................           8,121
Directors' fees ...................................................................           5,250
Other expenses ....................................................................          10,872
                                                                                       ------------
                                                                                          1,304,537
                                                                                       ------------
NET INVESTMENT INCOME .............................................................       7,147,537
                                                                                       ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
 Investments ......................................................................         909,220
 Foreign currency transactions ....................................................      (1,360,333)
Net change in unrealized appreciation/depreciation of:
 Investments ......................................................................       3,345,724
  Other assets, liabilities and forward contracts denominated in foreign currencies         354,754
                                                                                       ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES .......................       3,249,365
                                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................    $ 10,396,902
                                                                                       ============



                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                FOR THE
                                                                                              SIX MONTHS
                                                                                                 ENDED         FOR THE YEAR
                                                                                             MAY 31, 2001          ENDED
                                                                                              (UNAUDITED)    NOVEMBER 30, 2000
                                                                                            --------------   -----------------
FROM OPERATIONS:
Net investment income ....................................................................  $   7,147,537     $  16,238,284
Net realized gains from investment transactions ..........................................        909,220         1,548,130
Net realized losses from foreign currency transactions ...................................     (1,360,333)       (9,960,750)
Net changes in unrealized appreciation/depreciation of:
 Investments .............................................................................      3,345,724         1,096,653
 Other assets, liabilities and forward contracts denominated in foreign currencies .......        354,754          (405,919)
                                                                                            -------------     -------------
Net increase in net assets resulting from operations .....................................     10,396,902         8,516,398
                                                                                            -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ....................................................................    (11,177,666)       (5,674,805)
Distributions in excess of net investment income .........................................              -        (1,546,794)
Paid in capital ..........................................................................              -       (16,001,263)
                                                                                            -------------     -------------
                                                                                              (11,177,666)      (23,222,862)
                                                                                            -------------     -------------
CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased ...............................................................     (1,722,778)      (13,535,045)
                                                                                            -------------     -------------
Net decrease in net assets ...............................................................     (2,503,542)      (28,241,509)

NET ASSETS:
Beginning of period ......................................................................    219,673,707       247,915,216
                                                                                            -------------     -------------
End of period (including undistributed net investment income of $573,078 for November 30,
  2000) ..................................................................................  $ 217,170,165     $ 219,673,707
                                                                                            =============     =============









                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Strategic Global Income Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments--The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market quotations for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.), the investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies are valued based on the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

     Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Brinson Advisors.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums on fixed income securities. The Fund currently does not amortize premiums on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities-at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

     Although the Fund's investments denominated in foreign currencies are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income in accordance with federal income tax regulations.

     Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to enhance income, in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a particular currency.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

     Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

     Dividends and Distributions--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


CONCENTRATION OF RISK

     Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, country or region.


INVESTMENT ADVISOR AND ADMINISTRATOR

     The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Brinson Advisors, under which Brinson Advisors serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Brinson Advisors an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets. At May 31, 2001, the Fund owed Brinson Advisors $186,971 in investment advisory and administration fees.


SECURITY LENDING

     The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, has been approved as a borrower under the Fund's securities lending program. For the six months ended May 31, 2001, UBS PaineWebber earned $42 in compensation as the Fund's lending agent, and the Fund earned compensation of $193 net of fees, rebates and expenses. At May 31, 2001, there were no securities on loan.


INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at May 31, 2001, was substantially the same as the cost of securities for financial statement purposes.

------------
* UBS PaineWebber is a service mark of UBS AG.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     At May 31, 2001, the components of net unrealized depreciation of investments were as follows:

  Gross depreciation (investments having an excess of cost over value)    $ (15,874,595)
  Gross appreciation (investments having an excess of value over cost)        6,341,018
                                                                          -------------
  Net unrealized depreciation of investments ..........................   $  (9,533,577)
                                                                          =============

     For the six months ended May 31, 2001, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $27,613,444 and $31,257,390, respectively.


CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value capital stock authorized and 18,258,828 shares outstanding at May 31, 2001.

     For the six months ended May 31, 2001, the Fund repurchased 163,900 shares of common stock at an average market price of $10.45 and a weighted average discount from net asset value of 13.33%. For the year ended November 30, 2000, the Fund repurchased 1,307,900 shares of common stock at an average market price of $10.31 and a weighted average discount from net asset value of 15.41%.

     For the period September 17, 1998 (commencement of repurchase program) through May 31, 2001, the Fund repurchased 3,148,300 shares of common stock at an average market price of $10.74 and a weighted average discount from net asset value of 12.54%. At May 31, 2001, paid-in-capital was reduced by the cost of $34,013,476 of capital stock repurchased.


FEDERAL INCOME TAX STATUS

     The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. At November 30, 2000, the Fund had a net capital loss carryforward of $441,791 which is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire by November 30, 2007. To the extent that such losses are used to offset future capital gains, it is probable that these gains will not be distributed.

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS


Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                         FOR THE
                                                                        SIX MONTHS
                                                                          ENDED
                                                                       MAY 31, 2001
                                                                       (UNAUDITED)
                                                                      -------------
Net asset value, beginning of period ................................    $ 11.92
                                                                         -------
Net investment income ...............................................       0.39
Net realized and unrealized gains (losses) from investment and
  foreign currency transactions .....................................       0.18
                                                                         -------
Net increase (decrease) from investment operations ..................       0.57
                                                                         -------
Dividends from net investment income ................................      (0.61)
Distributions in excess of net investment income ....................          -
Distributions from net realized gains from investment and foreign
 currency transactions ..............................................          -
Distributions from paid-in-capital ..................................          -
                                                                         -------
Total dividends and distributions to stockholders ...................      (0.61)
                                                                         -------
Net increase in net asset value resulting from repurchase of
  common stock ......................................................       0.01
                                                                         -------
Net asset value, end of period ......................................    $ 11.89
                                                                         =======
Market value, end of period .........................................    $ 11.10
                                                                         =======
Total investment return (1) .........................................      15.77%
                                                                         =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...................................   $217,170
Expenses to average net assets ......................................       1.17%*
Net investment income to average net assets .........................       6.42%*
Portfolio turnover rate .............................................         14%



                                                                                       FOR THE YEARS ENDED NOVEMBER 30,
                                                                        ---------------------------------------------------------
                                                                          2000          1999         1998         1997      1996
                                                                        ---------     --------     -------      -------   -------
Net asset value, beginning of period ................................   $ 12.56       $  13.55     $ 14.03      $ 14.42   $ 13.41
                                                                        -------       --------     -------      -------   -------
Net investment income ...............................................      0.85 @         0.81 @      0.94         1.09      1.12
Net realized and unrealized gains (losses) from investment and
  foreign currency transactions .....................................     (0.41)@       (0.89) @     (0.02)       (0.36)    (1.12)
                                                                        -------       -------      -------      -------   -------
Net increase (decrease) from investment operations ..................      0.44         (0.08)        0.92         0.73      2.24
                                                                        -------       -------      -------      -------   -------
Dividends from net investment income ................................     (0.29)        (0.48)       (0.87)       (0.96     (1.19)
Distributions in excess of net investment income ....................     (0.08)            -            -            -         -
Distributions from net realized gains from investment and foreign
 currency transactions ..............................................         -             -        (0.49)       (0.16     (0.04)
Distributions from paid-in-capital ..................................     (0.84)        (0.56)       (0.06)           -         -
                                                                        -------       -------      -------      -------   -------
Total dividends and distributions to stockholders ...................     (1.21)        (1.04)       (1.42)       (1.12     (1.23)
                                                                        -------       -------      -------      -------   -------
Net increase in net asset value resulting from repurchase of
  common stock ......................................................      0.13          0.13         0.02            -         -
                                                                        -------      --------      -------      -------   -------
Net asset value, end of period ......................................   $ 11.92      $  12.56      $ 13.55      $ 14.03   $ 14.42
                                                                        =======      ========      =======      =======   =======
Market value, end of period .........................................   $ 10.13      $  10.00      $ 11.75      $ 11.94   $ 12.25
                                                                        =======      ========      =======      =======   =======
Total investment return (1) .........................................     13.75%        (6.41)%      10.66%        6.67     20.80%
                                                                        =======      ========      =======      =======   =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...................................  $219,674      $247,915     $286,495     $300,369  $308,714
Expenses to average net assets ......................................      1.19%         1.17%        1.16%        1.20      1.21%
Net investment income to average net assets .........................      6.89%         6.21%        6.82%        7.63      8.14%
Portfolio turnover rate .............................................        53%           58%         120%         134       111%

------------
*   Annualized.

@   Calculated using average monthly shares outstanding for the year.



(1) Total investment return is calculated assuming a purchase at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Fund's Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return does not reflect brokerage commissions. Total investment return for a period of less than one year has not been annualized.

STRATEGIC GLOBAL INCOME FUND, INC.


GENERAL INFORMATION (UNAUDITED)



THE FUND

     Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its primary objective. The Fund's investment advisor and administrator is Brinson Advisors, Inc., an indirect wholly owned asset management subsidiary of UBS AG, which had over $71 billion in assets under management as of June 30, 2001.


SHAREHOLDER INFORMATION

     The Fund's NYSE trading symbol is "SGL." Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as numerous other publications.

     An annual meeting of shareholders of the Fund was held on March 15, 2001. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl
W. Schafer and Brian M. Storms were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; Ernst & Young LLP was ratified as independent auditors for the Fund for the fiscal year ending November 30, 2001; and the proposal to approve a sub-advisor approval policy for the Fund was adopted by the shareholders.


PROPOSAL 1


                                                                SHARES
                                              SHARES VOTED     WITHHOLD
                                                   FOR         AUTHORITY
                                              ------------     ---------
1. TO VOTE FOR OR AGAINST THE ELECTION OF:
Margo N. Alexander .......................    10,738,747       449,238
Richard Q. Armstrong .....................    10,739,509       448,476
E. Garrett Bewkes, Jr. ...................    10,731,306       456,679
Richard R. Burt ..........................    10,739,909       448,076
Meyer Feldberg ...........................    10,738,130       449,855
George W. Gowen ..........................    10,721,721       466,264
Frederic V. Malek ........................    10,739,160       448,825
Carl W. Schafer ..........................    10,737,460       450,525
Brian M. Storms ..........................    10,737,910       450,075


PROPOSAL 2

                                                                    SHARES         SHARES
                                                                     VOTED        WITHHOLD     SHARES VOTED
                                                                      FOR        AUTHORITY       AGAINST
                                                                 ------------   -----------   --------------
2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS
   INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING NOVEMBER 30,
   2001 .......................................................   10,999,580      142,251         46,154

STRATEGIC GLOBAL INCOME FUND, INC.


PROPOSAL 3



                                                        SHARES VOTED     SHARES VOTED     SHARES VOTED      BROKER
                                                             FOR            ABSTAIN          AGAINST       NON-VOTES
                                                       --------------   --------------   --------------   ----------
3. TO VOTE FOR OR AGAINST THE PROPOSAL TO APPROVE A
   SUB-ADVISOR APPROVAL POLICY FOR THE FUND .........     8,185,410         284,583          319,949       2,398,043

DIVIDEND REINVESTMENT PLAN

     The Fund has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of UBS PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such stockholders elect to receive cash. Stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan may also be amended or terminated by the transfer agent by at least 30 days' written notice to all plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331-1710.

STRATEGIC GLOBAL INCOME FUND, INC.


DISTRIBUTION POLICY

     Effective January 2000, the Board revised the Fund's managed distribution policy to make regular monthly distributions at an annualized rate equal to 10% of the Fund's net asset value, as determined as of the last day on which the NYSE is open for trading during the first week of the month (usually a Friday, unless the NYSE is closed that Friday). Prior to January 2000, the Fund's managed distribution was 8% of the Fund's net asset value as determined as of the last trading day during the first week of the month. Prior to May 13, 1998, the Fund's distributions varied based on the Fund's net investment income and realized capital gains or losses.

     To the extent that the Fund's taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would distribute the excess near the end of the fiscal year. If the aggregate amount distributed by the Fund (based on a fixed percentage of its net asset value) exceeds its taxable income, the amount of that excess would constitute a return of capital for tax purposes.

     Monthly distributions based on a fixed percentage of the Fund's net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year, and the Fund has received an exemptive order from the Securities and Exchange Commission to permit this. The Board will annually reassess the annualized percentage of net assets at which the Fund's monthly distribution will be made.

DIRECTORS

E. Garrett Bewkes, Jr.          Meyer Feldberg
Chairman
                                George W. Gowen
Margo N. Alexander
                                Frederic V. Malek
Richard Q. Armstrong
                                Carl W. Schafer
Richard R. Burt
                                Brian M. Storms


PRINCIPAL OFFICERS

Brian M. Storms                 Elbridge T. Gerry III
President                       Vice President

Amy R. Doberman                 Stuart Waugh
Vice President and Secretary    Vice President


Paul H. Schubert
Vice President and Treasurer




INVESTMENT ADVISOR AND
ADMINISTRATOR

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114




Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon.

  STRATEGIC
  GLOBAL
  INCOME
  FUND, INC.

  ----------------------
  MAY 31, 2001








  SEMIANNUAL REPORT